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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 1998

                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)

          California              0-21579               95-4502740
(State or other jurisdiction   (Commission  (I.R.S. Employer Identification No.)
       of incorporation)       File Number)             43016-3566
5080 Tuttle Crossing Boulevard                          (Zip Code)
         Dublin, Ohio
(Address of Principal Executive
               Offices)

       Registrant's telephone number, including area code: (614) 789-8500

                                    No change

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          (Former name or former address, if changed since last report)


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Item 5 -- Other Events.


     On Monday, December 7, 1998, SmarTalk TeleServices, Inc. (the "Company") announced that it reached an agreement with Fletcher International Limited ("Fletcher") for a $25 million secured term loan facility, maturing January 31, 1999. The Company expects to access up to $10 million of the facility over the next month, subject to the satisfaction of customary conditions to draw down. The Company can access up to an additional $15 million from the facility over various periods, subject to the discretion of the lender. The Company plans to use the financing for general corporate purposes.

     An affiliate of Fletcher currently is a shareholder of the Company. In connection with the financing transaction, the Company has granted Fletcher the right to acquire, upon satisfaction of applicable notice periods, up to approximately an additional 15% of the common stock of the Company.

     Certain statements made herein that are not historical in nature are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 including the Company's plans and ability to access various amounts of the credit facility. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. These risks include the risk that actual amounts accessed under the facility depend upon the Company's satisfaction of various conditions detailed in the provisions of the credit agreement including, under certain circumstances, the lender's discretion. Investors who seek more information about the Company's business and relevant risk factors may wish to review the Company's SEC reports, including, without limitation, its Annual Report on Form 10-K for 1997 and its Quarterly Reports on Form 10-Q, as each of such documents may be amended.

     The foregoing is a summary of the transactions described. Reference is made to the exhibits filed herewith for a complete text of the documents summarized above which exhibits are incorporated by reference herein in their entirety.

Item 7 -- Financial Statements, Pro Forma Financial Information and Exhibits

               (c) The Exhibits furnished in accordance with Item 601 of Regulation S-K are:

               10.1 Credit Agreement,  dated as of December 4, 1998, between the
                    Company and Fletcher, as lender.

               10.2 Pledge and Security Agreement, dated as of December 4, 1998, among the Company, its subsidiaries listed therein, and Fletcher.

               10.3 Promissory  Note,  dated as of December 4, 1998, made by the
                    Company in favor of Fletcher.

               10.4 Investment Rights  Agreement,  dated as of December 4, 1998, between the Company and Fletcher.

               99.1 Press Release of the Company, dated December 7, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 8, 1998

                                              SMARTALK TELESERVICES, INC.
                                              (Registrant)


                                              /s/ Thaddeus Bereday
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                                              Thaddeus Bereday

                                              Thaddeus Bereday
                                              Vice President and General Counsel


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                                  Exhibit Index


                    (c) The Exhibits furnished in accordance with Item 601 of Regulation S-K are:

                    10.1 Credit Agreement, dated as of December 4, 1998, between
                         SmarTalk Teleservices, Inc. (the "Company") and Fletcher International Limited ("Fletcher"), as lender.

                    10.2 Pledge and Security Agreement,  dated as of December 4,
                         1998,  among  the  Company,   its  subsidiaries  listed
                         therein, and Fletcher.

                    10.3 Promissory  Note, dated as of December 4, 1998, made by the Company in favor of Fletcher.

                    10.4 Investment  Rights  Agreement,  dated as of December 4,
                         1998, between the Company and Fletcher.

                    99.1 Press Release of the Company, dated December 7, 1998.